EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Sound Kitchen Entertainment Group, Inc., (the "Company") on Form 10-K for the year ended August 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred Fernandez, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 7, 2011                  /s/ Alfred Fernandez
                                       --------------------
                                       Alfred Fernandez
                                       Chief Financial Officer
                                       (Principal Financial Officer)